UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2011

QLT Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 101, Vancouver, B.C., Canada	V5T 4T5
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in the press release attached hereto as Exhibit 99.1 and incorporated into this Item 5.02 by reference, on February 23, 2011, QLT Inc. (the “Company”) announced the departure of Dipak Panigrahi, MD, the Company’s Senior Vice President, Research and Development and Chief Medical Officer.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Number	Description

99.1	Press Release dated February 23, 2011

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QLT INC.

Date: February 23, 2011	By:	/s/ Cameron Nelson

	Name: Title:	Cameron Nelson Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 23, 2011

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